Construction Services Noncontrolling Interests	12 Months Ended
Dec. 31, 2014
Noncontrolling Interest [Abstract]
Construction Services Noncontrolling Interests

Note 16 – Construction Services Noncontrolling Interests

As discussed in Note 15 – Acquisition of Construction Services Businesses, at the close of the acquisition, previous owners of the acquired companies retained an approximate 10% equity interest in the Canadian businesses that were acquired. The agreement, associated with the approximate 10% indirect equity interest of the sellers, provides special dividend rights which entitle the sellers, as holders, to dividends equal to 3.4% of dividends paid at the level of Centuri and subject to certain conditions, such interests may become exchangeable for a 3.4% equity interest in Centuri. Additionally, the previous owners may exit their investment retained by requiring Centuri to purchase a portion of their interest (in Lynxus) commencing October 2016 and in incremental amounts each anniversary date thereafter. The shares subject to the election cumulate (if earlier elections are not made) such that 100% of their interest retained is subject to the election after September 2021.

The Company has determined that this noncontrolling interest is a redeemable noncontrolling interest and, in accordance with SEC guidance, is classified as mezzanine equity (temporary equity) in the Consolidated Balance Sheets. The redeemable noncontrolling interest is reported at $20 million, the estimated redemption value as of December 31, 2014. Based on the fair value model employed, the estimated redemption value of the redeemable noncontrolling interest increased by approximately $961,000 during the fourth quarter of 2014. Changes in the value of the redeemable noncontrolling interest will be recognized as they occur and the carrying value will be adjusted accordingly at each quarterly reporting date. Any adjustment to the redemption value impacts retained earnings, but does not impact net income.

Redeemable Noncontrolling Interest
(Thousands of dollars):
Balance, December 31, 2013	$—
Redeemable noncontrolling interest related to acquisition	18,952
Net Income (loss) attributable to redeemable noncontrolling interest	151
Foreign currency exchange translation adjustment	(22)
Adjustment to redemption value	961

Balance, December 31, 2014	$20,042

The redemption value of the redeemable noncontrolling interest was determined using a Monte Carlo simulation method. First, a market approach was utilized to determine a construction services enterprise value as of the acquisition date. Potential guideline publicly-traded companies were identified by using a selection criteria, including actively traded equities, their financial solvency, and other factors. Once the guideline companies were determined, enterprise value was calculated using a weighted approach of projected earnings before interest expense and taxes (“EBIT”) and earnings before interest expense, taxes, and depreciation and amortization expense (“EBITDA”). After an estimated fair value was determined, a Monte Carlo simulation was used to assign a value to the noncontrolling interest of the sellers. Other assumptions used in this analysis included dividends, probability of events, and a discount due to lack of control (the sellers do not influence operations).

Centuri also holds a 65% interest in a venture to market natural gas engine-driven heating, ventilating, and air conditioning (“HVAC”) technology and products. Centuri consolidates the entity (IntelliChoice Energy, LLC) as a majority-owned subsidiary. The interest is immaterial to the consolidated financial statements.